GENERAL	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Nature of Operations [Text Block]
NOTE 1:-	GENERAL

a.	Business overview:

AudioCodes Ltd. (the "Company") and its subsidiaries (together the "Group") design, develop and market products and services for voice, data and video over IP networks to service providers and channels (such as distributors), OEMs, network equipment providers and systems integrators.

The Company operates through its wholly-owned subsidiaries in the United States, Europe, Asia, Latin America, Australia and Israel.

b.	Asset Purchase Agreement with Mailvision Ltd ("Mailvision"):

In May 2013, the Company acquired Mailvision, in which the Company held 29.2% of the outstanding share capital prior to the acquisition.

Pursuant to the acquisition agreement, the Company acquired certain assets and assumed certain liabilities of Mailvision. The acquisition was accounted for using the purchase method. The $3,434 in consideration for the acquisition was composed of the following amounts: (i) $221, which represented the present value of a payment of $233 payable on the anniversary date of the acquisition in 2014, which amount was paid in May 2014; (ii) $432, which represented the fair value of the estimated earn-out consideration, that is payable in 2015 and 2016, if certain milestones of revenues from the sale of Mailvision's product are met during the three annual periods following the closing of the acquisition (the "MV Earn-Out"); an amount of $233 was paid in May 2015; (iii) waiver of $1,472 of debt owed by Mailvision to the Company; and (iv) $376, which represented the fair value of the right, since expired, of the sellers to receive certain amounts if the Company sold MailVision prior to May 2014. In addition, on the closing date, the Company revalued its investment in Mailvision ( see Note 6) to its fair value in the amount of $933 in accordance with Accounting Standards Codification (“ASC”) 805, "Business Combination". As a result of the revaluation of its investment in Mailvision, the Company recognized a gain of $95 that was recorded in equity in losses of affiliated company, net in the statement of operations in the year ended December 31, 2013.

The MV Earn-Out liability is marked to market at fair value at each reporting date with subsequent changes in the value of the liability recorded in financial income (expenses), net in the statement of operations, while changes due to changes in estimates are recorded within operating income or expenses.

As of December 31, 2014 and 2015, the MV Earn-Out estimated fair value amounted to $443 and $228, respectively.

c.	Acquisition of Active Communications Europe. ("ACS"):

On December 31, 2015 the acquired 100% of the outstanding shares of ACS, a Dutch Company which provides communications solutions. ACS is a Microsoft Silver Partner specializing in Unified Communications (See also Note 3).

d.
The Group is dependent upon sole source suppliers for certain key components used in its products, including certain digital signal processing chips. Although there are a limited number of manufacturers of these particular components, management believes that other suppliers could provide similar components at comparable terms. A change in suppliers, however, could cause a delay in manufacturing and a possible loss of sales, which could adversely affect the operating results of the Group and its financial position.

e.
The Group had a major customer in the years ended December 31, 2013, 2014 and 2015, which accounted for 17.8%, 14.9% and 15.0% respectively, of the total revenues in those years. In addition, during the years ended December 31, 2014 and 2015, the Company had an additional major customer which accounted for 10.5% and 12.6% respectively, of the total revenues in those years. No other customer accounted for more than 10% of the Group's revenues in those periods.